Goodwill and Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Goodwill and Intangible Assets
Goodwill and Intangible Assets

Note 6 — Goodwill and Intangible Assets

Goodwill

All of our goodwill relates to the Business Combination. As discussed in Note 3, in the first quarter of 2020, we recorded a measurement period adjustment to reduce the preliminary fair value of intangible assets in the form of customer relationships by $5.0 million and increased our preliminary value of goodwill by $5.0 million resulting in $137.0 million of goodwill as of June 30, 2020. As a result of this adjustment to preliminary values, $0.9 million of amortization of intangible assets recorded in 2019 was reversed in the first quarter of 2020.

In accordance with ASC Topic 350, we continuously evaluate the presence of triggering events that require an impairment test. In the first quarter of 2020, we determined that COVID-19 was a triggering event based on the adverse impact on our business and results of operations. Specifically, we noted that COVID-19 and containment measures have contributed to, among other things, adverse impacts on the progress of construction on our borrowers’ projects, the demand for and value of commercial and residential real estate that our borrowers have developed, the creditworthiness of our borrowers and other counterparties, the capital and credit market conditions and potential delays in foreclosure proceedings. We performed a quantitative assessment of our goodwill based on both the market and income approach and determined that, as of March 31, 2020, the fair value of the reporting unit exceeded the carrying value and there was no goodwill impairment. During the second quarter of 2020, we continued to monitor the impact of COVID-19 and determined there were no new triggering events to warrant updating our quantitative assessment of goodwill performed as of March 31, 2020. We will continue to monitor the impact of COVID-19 and will reevaluate the fair value of the reporting unit during our annual assessment in October 2020 or earlier in the case of another triggering event.

Intangible Assets

All of our intangible assets relate to the Business Combination, specifically the value of customer relationships. The following table summarizes the balances of intangible assets as of June 30, 2020:

Acquired
(dollars in thousands)	Intangibles
Asset Type
Customer relationships	$1,000
Less: Accumulated amortization	209
Intangible assets, net	$791

The weighted average life remaining of the intangible assets is approximately 2.4 years. Amortization expense for the next three years, based on preliminary valuations and determinations of useful lives, is expected to be as follows:

	Year ended December 31,
(dollars in thousands)	2020	2021	2022
Estimated future intangible amortization expense	$168	$333	$290

Note 6 — Goodwill and Intangible Assets

Goodwill

All of the Company’s goodwill relates to the Business Combination and there have been no changes to the amount recorded for the period from November 15, 2019 through December 31, 2019.

Intangible Assets

All of the Company’s intangible assets, which resulted from purchase accounting for the merger relate to the value of customer relationships and the recorded amounts as of December 31, 2019 consist of the following:

Acquired
(dollars in thousands)	Intangibles
Asset Type
Customer relationships	$6,000
Less Accumulated Amortization	1,030
$4,970

The weighted average life remaining of the intangible assets is approximately 2.7 years. Amortization expense for the next three years, based on preliminary valuations and determinations of useful lives, is expected to be as follows:

	Year ended December 31,
(dollars in thousands)	2020	2021	2022
Estimated future intangible amortization expense	$1,728	$1,728	$1,514